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                                                                    Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Magna Entertainment Corp, Long-Term Incentive Plan of our reports on the financial statements included in the Company's Registration Statement on Form S-1 (File No. 333-94791).

                                       /s/ Hill Barth & King LLC

                                      Certified Public Accountans



March 14, 2000
Boardman, Ohio